                                  EXHIBIT 27(a)

                                     FORM OF
                              LETTER OF TRANSMITTAL
                                 USG CORPORATION
          OFFER TO EXCHANGE ITS 9 1/4% SENIOR NOTES DUE 2001, SERIES B
                       FOR ANY AND ALL OF ITS OUTSTANDING
                          9 1/4% SENIOR NOTES DUE 2001


- --------------------------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                 ON _____________________, 1994, UNLESS EXTENDED
- --------------------------------------------------------------------------------

                          Harris Trust and Savings Bank
                             (the "Exchange Agent")


    BY REGISTERED OR CERTIFIED MAIL:                    BY HAND:
      Harris Trust and Savings Bank           Harris Trust and Savings Bank

          Attn:                                   Attn:
          33 West Monroe Street                   33 West Monroe Street
         Chicago, Illinois 60690                 Chicago, Illinois 60690

       BY FACSIMILE TRANSMISSION:                 BY OVERNIGHT COURIER:
      Harris Trust and Savings Bank           Harris Trust and Savings Bank

                 Attn:                            Attn:
          (312)                                   33 West Monroe Street
                                                 Chicago, Illinois 60690

                                TELEPHONE NUMBER:
                              ____________________



          Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The Instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

          The undersigned hereby acknowledges receipt of the Prospectus dated ___________, 1994 (the "Prospectus") of USG Corporation. (the "Corporation") and this Letter of Transmittal, which together constitute the Corporation's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9 1/4% Senior Notes due 2001, Series B (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 9 1/4% Senior Notes due 2001 (the "Old Notes"). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on __________, 1994, unless the Corporation, in its sole discretion, extends the Exchange

Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

          This Letter of Transmittal is to be used by holders of Old Notes if
(i) certificates representing the Old Notes are to be physically delivered to the Exchange Agent herewith, or (ii) tender of the Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--How to Tender." See Instruction 2.

          The term "Holder" with respect to the Exchange Offer means any person to whose name Old Notes are registered on the books of the Corporation or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

          If Holders desire to tender Old Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing Old Notes or other required document to reach the Exchange Agent prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--How to Tender." See Instruction 2 below.



/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instruction 2):

Name of Registered Holder(s):___________________________________________________

Window Ticket No. (if any):_____________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Eligible Institution
that Guaranteed Delivery:_______________________________________________________

          List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES

                                      BOX 1

                   DESCRIPTION OF 9 1/4% SENIOR NOTES DUE 2001


                                                                       Principal Amount
 Name(s) and Address(es) of                     Aggregate Principal    Tendered (must be
    Registered Holder(s)        Certificate     Amount Represented   an Integral Multiple
 (Please fill in, if blank)      Number(s)       by Certificate(s)        of $1,000)*
- -----------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------
                                   Total
- -----------------------------------------------------------------------------------------

* Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of 9 1/4% Senior Notes due 2001 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

     If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

     The minimum permitted tender is $1,000 in principal amount of 9 1/4% Senior Notes due 2001. All other tenders must be in integral multiples of $1,000.


                                      BOX 2

                        SPECIAL REGISTRATION INSTRUCTIONS
                          (See Instructions 4, 5 and 6)

     To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.


Issue certificate(s) to:

Name____________________________________________________________________________
                                 (Please Print)

Address_________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                 (Tax Indemnification or Social Security Number)


                                      BOX 3

                        SPECIAL REGISTRATION INSTRUCTIONS
                          (See Instructions 4, 5 and 6)

     To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver certificate(s) to:

Name____________________________________________________________________________
                                 (Please Print)

Address_________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                 (Tax Indemnification or Social Security Number)

                    NOTE:  SIGNATURES MUST BE PROVIDED BELOW

                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to USG Corporation, a Delaware corporation (the "Corporation"), the principal amount of Old Notes indicated above.

          Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Corporation all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Corporation) with respect to the tendered Old Notes with the full power of substitution to (i) deliver certificates for such Old Notes to the Corporation and delivery all accompanying evidences of transfer and authenticity to, or upon the order of, the Corporation and (ii) present such Old Notes for transfer on the books of the Corporation and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Corporation will require good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Corporation. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the undersigned nor any such other person has the arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended, of the Corporation. In addition, the undersigned and any such person acknowledge that (a) any person participating the Exchange Offer for the purpose of distributing the New Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the New Notes and cannot rely on the position of the staff of the SEC enunciated in EXXON CAPITAL HOLDINGS CORPORATION (available April 13,
1989) or similar no-action letters and (b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Corporation. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Corporation to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes, however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          For purposes of the Exchange Offer, the Corporation shall be deemed to have accepted validly tendered Old Notes when, as and if the Corporation has given oral or written notice thereof to the Exchange Agent.

          If any Old Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

          All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representative, successors and assigns.

          The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--How to Tender" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Corporation upon the terms and subject to the conditions of the Exchange Offer.

          Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Corporation has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Corporation does not accept for exchange any of the Old Notes so tendered.

          Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver the Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--How to Tender." See Instruction 2 regarding the completion of this Letter of Transmittal printed below.


                         PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X____________________________________________________________ __________________
                                                                    Date

X____________________________________________________________ __________________
                                                                    Date

Area Code and Telephone Number:_________________________________________________


          The above lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Old Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Corporation, submit evidence satisfactory to the Corporation of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal printed below.

Name(s):________________________________________________________________________
                                 (Please Print)

Capacity:_______________________________________________________________________


Address:________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________




                          MEDALLION SIGNATURE GUARANTEE
                         (If required by Instruction 5)
        Certain Signatures must be Guaranteed by an Eligible Institution


Signature(s) Guaranteed by an Eligible Institution:_____________________________
                                                       (Authorized Signature)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name of Firm)

________________________________________________________________________________
                           (Address, Include Zip Code)

________________________________________________________________________________
                        (Area Code and Telephone Number)

Dated:__________________________________________________________________________

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

          1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD NOTES. Certificates representing the tendered Old Notes, as well as properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Notes and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Corporation nor the Exchange Agent is under an obligation to notify any tendering holder of the Corporation's acceptance of tendered Old Notes prior to the closing of the Exchange Offer.

          2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes but whole Old Notes are not immediately available and who cannot deliver their certificates for Old Notes, the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

        (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

       (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the tendered Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

      (iii) such properly completed and executed Letter of Transmittal and certificates representing the tendered Old Notes in proper form for transfer must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

          Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery person.

          3. TENDER BY HOLDER. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with such holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Old Notes , either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered holder.

          4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Old Notes" (Box 1) above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Notes is not tendered. Old Notes for the principal amount of Old Notes not tendered and New Notes exchanged for any Old Notes tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following their acceptance for exchange by the Corporation.

          5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement, or any change whatsoever.

          If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Notes are held.

          If this Letter of Transmittal is signed by the registered holder and New Notes are to be issued and any untendered or unaccepted principal amount of Old Notes are to be reissued or returned to the registered holder, then, the registered holder need not and should not endorse any tendered Old Notes nor provide a separate bond power. In any other cases, the registered holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Old Notes), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

          If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Corporation, evidence satisfactory to the Corporation of their authority to so act must be submitted with this Letter of Transmittal.

          No medallion signatures guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and the issuance of New Notes (and any Old Notes not tendered or not accepted) are to be issued directly to such registered holder(s) and neither the "Special Delivery Instructions" (Box 3) nor the "Special Registration Instructions" (Box 2) has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

          6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the name and address in which the New Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering holders should complete the applicable box.

          If no such instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the registered holder of the Old Notes.

          7. TRANSFER TAXES. The Corporation will not pay any transfer taxes applicable to the sale and transfer of Old Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

          Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

          8. TAX IDENTIFICATION NUMBER. Federal income tax law required that a holder of any Old Notes which are accepted for exchange must provide the Corporation (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Corporation is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

          To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that he TIN provided is correct (or that such holder is awaiting a TIN), and that (iii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (iv) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

          The Corporation reserves the right in its sole discretion to take whatever steps are necessary to comply with the Corporation's obligation regarding backup withholding.

          9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Notes will be determined by the Corporation, in its sole discretion, which determination will be final and binding. The Corporation reserves the right to reject any and all Old Notes not validly tendered or any Old Notes, the Corporation's acceptance of which would, in the opinion of the Corporation or its counsel, be unlawful. The Corporation also reserves the right to waive any conditions of the Exchange Offer of defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) by the Corporation shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Corporation shall determine. The Corporation and the Exchange Agent will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

          10. WAIVER OF CONDITIONS. The Corporation reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Old Notes.

          11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

          12. MUTILATED, LOST, STOLEN, OR DESTROYED OLD NOTES. Any tendering holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

          13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

          14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Corporation will accept for exchange, on a continuing basis, any and all Old Notes properly tendered in the Exchange Offer, at any time and from time to time on or after the nest business day following the proper tender of any Old Note through and including the next business day following the Expiration Date. The New Notes will be delivered, as promptly as practicable after acceptance of the Old Notes for exchange by the Corporation. For purposes of the Exchange Offer, the Corporation shall be deemed to have accepted tendered Old Notes when, as and if the Corporation has given written and oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown above or at a different address as may be indicated under "Special Delivery Instructions."

          15.  NO WITHDRAWAL.  Tenders of Old Notes may not be withdrawn.

- --------------------------------------------------------------------------------
                         PAYOR'S NAME:  USG CORPORATION
- --------------------------------------------------------------------------------
         SUBSTITUTE             Name (if joint names, list first and circle the
                                name of the person or entity whose number you
                                enter in Part 1 below.  See instructions if your
                                name has changed.)
                                ------------------------------------------------
          Form W-9              Address
                                ------------------------------------------------
 Department of the Treasury     City, State and ZIP Code
                                ------------------------------------------------
                                List account number(s) here (optional)
                                ------------------------------------------------
  Internal Revenue Service      Part 1 -- PLEASE PROVIDE YOUR   Social Security
Security
                                TAXPAYER IDENTIFICATION         Number or TIN
                                NUMBER ("TIN") IN THE BOX AT
                                RIGHT AND CERTIFY BY SIGNING
                                AND DATING BELOW
                                ------------------------------------------------
                                Part 2 -- Check the box if you are NOT subject
                                to backup withholding under the provisions of
                                section 3408(a)(1)(C) of the Internal Revenue
                                Code because (1) you have not been notified that
                                you are subject to backup withholding as a
                                result of failure to report all interest of
                                dividends or (2) the Internal Revenue Service
                                has notified you that you are no longer subject
                                to backup withholding.     / /
                                -----------------------------------------------
   Payor's Request for TIN      CERTIFICATION -- UNDER THE            Part 3 --
                                PENALTIES OF PERJURY, I CERTIFY    AWAITING TIN
                                THAT THE INFORMATION PROVIDED
                                ON THIS FORM IS TRUE, CORRECT           / /
                                AND COMPLETE.

SIGNATURE -->                          DATE -->

- --------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FROM W-9 FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FROM W-9

                                   Page 1 of 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
     *    A corporation.
     *    A financial institution
     * An organization exempt from tax under section 501(a), or an individual retirement plan.
     *    The United States or any agency or instrumentality thereof.
     * A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
     * An international organization or any agency, or instrumentality thereof.
     * A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
     *    A real estate investment trust.
     *    A common trust fund operated by a bank under section 584(a).
     * An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
     * An entity registered at all times under the Investment Corporation Act of 1940.
     *    A foreign central bank of issue.
     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
     *    Payments to nonresident aliens subject to withholding under section 1441.
     * Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner
     *    Payments made by certain foreign organizations.
     *    Payments made to a nominee.
     Payments of interest not generally subject to backup withholding include the following:
     *    Payments of interest and obligations issued by individuals.
     Note: You may be subject to backup withholding if this interest is $00 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payor.
     * Payments of tax-exempt interest (including exempt-interest dividends under section 852).
     *    Payments described in section 6049(b)(5) to nonresident aliens.
     *    Payments on tax-free covenant bonds under section 1451.
     *    Payments made by certain foreign organizations.
     *    Payments made to a nominee.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the number for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES
(1) Penalty for Failure to Furnish Taxpayer Identification Number--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Failure to Report Certain Dividend and Interest Payments--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) Civil Penalty for False Information With Respect to Withholding--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) Criminal Penalty for Falsifying Information--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FROM W-9

                                   Page 2 of 2

Guidelines for Determining the Proper Identification Number to Give the Payor, Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the Payor.

- --------------------------------------------------------------------------------
For this type of account:                  Give the
                                           SOCIAL SECURITY
                                           number of:
- --------------------------------------------------------------------------------
1. For an individual account               The individual

2. Two or more individuals                 The actual owner of
   (joint account)                         the account or, if
                                           combined funds, any one
                                           of the individuals(1)

3. Husband and wife (joint account)        The actual owner of the account or,
                                           if joint funds, either person(1)

4. Custodian account of a minor            The minor(2)
   (Uniform Gift to Minors Act)

5. Adult and minor (joint account)         The adult or, if the minor is the
                                           only contributor, the minor(1)

6. Account in the name of guardian         The ward, minor, or incompetent
   or committee for a designated           person(3)
   ward, minor, or incompetent person

7. a. The usual revocable savings          The Grantor-trustee(2)
      trust account (grantor is also
      trustee)

   b. So-called trust account that is      The actual owner(1)
      not a legal or valid trust under
      State law

- --------------------------------------------------------------------------------

For this type of account:                  Give the EMPLOYER IDENTIFICATION
                                           number of
- --------------------------------------------------------------------------------
8. Sole proprietorship account             The owner(4)

9. A valid trust, estate, or pension       The legal entity (Do not furnish the
   trust                                   identifying number of the personal
                                           representative or trustee unless the
                                           legal entity itself is not designated
                                           in the account title)(5)
10. Corporate account                      The corporation

11. Religious, charitable, or              The organization
    educational organization account

12. Partnership account held in the        The partnership
    name of business

13. Association, club, or other            The organization
    tax-exempt organization

14. A broker or registered nominee         The broker or nominee

15. Account with the Department of         The public safety
    Agriculture in the name of a
    public entity (such as a State
    of local government, school
    district, or prison) that
    receives agricultural program
    payments
- --------------------------------------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish the ward's, minor's or incompetent person's social security number.
(4)  Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                  INSTRUCTIONS TO REGISTERED HOLDER FROM OWNER
                                       OF
                                 USG CORPORATION
                          9 1/4% SENIOR NOTES DUE 2001


To Registered Holder:

              The undersigned hereby acknowledges receipt of the Prospectus, dated ________, 1994 (the "Prospectus") of USG Corporation, a Delaware corporation ("USG"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute USG's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

              This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 9 1/4% Senior Notes due 2001 (the "Old Notes") held by you for the account of the undersigned.

              The aggregate face amount of the Old Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

              $                     of the 9 1/4% Senior Notes due 2001.


              With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

              / / TO TENDER the following Old Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF OLD NOTES TO BE TENDERED, IF ANY):

              $                    of the 9 1/4% Senior Notes due 2001; and

              / / NOT TO TENDER any Old Notes held by you for the account of the undersigned.


              If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized
(a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representation and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (FILL IN STATE)
                       , (ii) the undersigned is acquiring the New Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate in the distribution of the New Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Act"), in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer--Terms of Exchange," and (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Act, of USG (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Old Notes.





                                    SIGN HERE

Name of beneficial owner(s):____________________________________________________

Signature(s):___________________________________________________________________

Name (PLEASE PRINT):____________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

Telephone number:_______________________________________________________________

Taxpayer Identification or Social Security Number:______________________________

Date:___________________________________________________________________________